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                         ONE GROUP(R) INVESTMENT TRUST

                        SUPPLEMENT DATED MAY 5, 2004 TO
                     One Group Investment Trust Prospectus
                               Dated May 1, 2004

CURRENT PORTFOLIO MANAGER FOR ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO. This Supplement provides updated information regarding the current portfolio manager for the Diversified Mid Cap Portfolio and replaces the text under "The Portfolio Managers - Diversified Mid Cap Portfolio" on page 45 of the Prospectus:

     Diversified Mid Cap Portfolio. William Dierker, CFA, is the portfolio manager for the Diversified Mid Cap Portfolio. He is also the leader of the Value Team. In addition to the Diversified Mid Cap Value Portfolio, the Value Team is responsible for the Mid Cap Value Portfolio. Prior to joining Banc One Investment Advisors in 2003, Mr. Dierker was Vice President, Equity Securities at Nationwide Insurance in Columbus, Ohio from 1997 to 2003. From 1984 to 1997, Mr. Dierker served in various capacities for the Ohio Casualty Group of Insurance Companies.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE